SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING ALTERNATIVE FUNDS
For the Allspring U.S. Long/Short Equity Fund (the “Fund”)

At a meeting held on May 28-30, 2024, the Board of Trustees of Allspring Funds Trust unanimously approved the liquidation of the Fund.

Effective at the close of business on or about June 3, 2024, the Fund is closed to new investors and additional investments from existing shareholders, except that existing retirement plans, benefit plans, retirement plan platforms, and intermediary centrally managed (home office) model portfolios would be able to continue to add new participants and make additional purchases until the date of liquidation.

The liquidation of the Fund is expected to occur after close of business on or about July 26, 2024. Shareholders of the Fund on the date of liquidation will receive a distribution of their account proceeds in complete redemption of their shares. After the liquidation, the Fund will no longer be offered and all references to the Fund are removed from the prospectuses and Statement of Additional Information.

May 31, 2024	SUP4340 05-24